SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2003

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            TEXAS                     0-026686                76-0465087
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  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)             File No.)            Identification No.)

                    675 Bering, Suite 710, Houston, TX 77057
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 977-2600

                                "NOT APPLICABLE"
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         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

      The following information is being furnished under Item 12.

      On July 11, 2003, First Investors Financial Services Group, Inc. issued a press release announcing fiscal year end April 30, 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1
      Press release dated July 11, 2003.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Investors Financial Services Group, Inc.

Date: July 11, 2003             By: /s/ Bennie H. Duck
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                                    Bennie H. Duck
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)